Management Presentation – Investor Meetings February 2009 Exhibit 99.1

This presentation contains certain estimates, predictions, projections, assumptions and other forward-looking statements that involve various risks and uncertainties. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this report. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates,"
"forecasts," "budgets," "projects," "will," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. For a discussion of certain of those risks, please read "Risk Factors" in Item 1A of both NuStar Energy
L.P's and NuStar GP Holdings, LLC's respective annual reports on Form 10-K for the year ended December 31, 2007 and each entity’s subsequent quarterly reports as filed with the Securities and Exchange Commission.
Forward Looking Statements

$221
$319
2007 2008
$353
$492
2007 2008
$2.74
$4.22
2007 2008
NS
2008 vs. 2007
Growth:  ~7%
Earnings Per LP Unit
Distributable Cash Flow ($ in Millions)
EBITDA ($ in Millions)
Distribution per Unit
2008 A Record Year Financially
Increase in Earnings Primarily Due to
Contribution from Asphalt Operations and Growth Projects
54% Increase 2008 Actual Over 2007 Actual
44% Increase 2008 Actual Over 2007 Actual
3
NSH
2008 vs. 2007
Growth:  ~15%
$3.835
$1.38
$4.085
$1.58
2007 2008
39% Increase 2008 Actual Over 2007 Actual

NuStar Recognized in 2008 as One of
the Best Places to Work in America

NuStar’s culture that encourages giving back to the community, treating every employee with respect and providing outstanding pay and benefits is a reflection of the awards received in 2008
Expect to be ranked on the Fortune 500
Listing for the first time ever based on
record 2008 revenues of $4.8 billion –
over 225% higher than 2007

NuStar Energy L.P. is a leading publicly
traded growth-oriented partnership (NYSE:
NS)
General partner owned by NuStar GP
Holdings, LLC (NYSE: NSH)
One of the largest independent petroleum
pipeline and terminal operators in the U.S.
One of the largest asphalt refiners and
marketers in the U.S.
Large and diverse asset footprint with
operations in seven different countries
Expect to be listed on the Fortune 500 for
the first time ever based on 2008 results
Experienced management team with
substantial equity ownership
NuStar Overview
5
NSNSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (2/4/09): $47.86 $18.20
Annual Distribution/Unit: $4.23 $1.72
Yield (2/4/09): 8.84% 9.45%
Market Equity Capitalization: $2,606 million $774 million
Enterprise Value: $4,456 million $779 million
Total Assets (12/31/08): $4,460 million $573 million
Debt/Capitalization (12/31/08): 46.2% n/a
83.8%
Membership Interest
79.6%
L.P. Interest
Public Unitholders
35,669,951 NSH Units
Public Unitholders
44,210,016 NS Units
16.2%
Membership Interest
2.0% G.P. Interest
18.4% L.P. Interest
Incentive Distribution Rights
William E. Greehey
6,878,920 NSH Units
NYSE:  NSH
NYSE: NS

Assets Stats:
8,491 miles of crude oil and refined
product pipelines
82 terminal facilities and four crude
oil storage tank facilities
Over 90 million barrels of storage
capacity
2 asphalt refineries capable of
processing 104,000 bpd of crude oil
Asset Overview

37%
35%
28%
Percent of 2008 Segment Operating
Income
Diversification of operations provide various earnings streams and reduces risk
Approximately 72% of NuStar Energy’s segment operating income in 2008 resulted from stable, fee-based operations
Remainder of segment operating income related to margin-based asphalt and fuels marketing segment
Storage (~37%)
Transportation (~35%)
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines
Crude Oil Pipelines
Asphalt & Fuels Marketing (~28%)
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil Marketing
Bunkering/Other
Diversified Operations

Independent Liquids Storage Capacity
(Millions of Barrels)
8
8
10
12
16
18
20
21
29
33
33
35
37
57
82
91
103
167
Global Leader in Independent
Liquids Storage
NuStar is the third largest independent liquids terminal operator in the world
The CITGO Asphalt Refining Co. acquisition added 4.8 million barrels of storage
Finished with majority of expansion projects under our $400 million construction program, which contributed around 8.5 million barrels of incremental storage capacity
Source:  Company Websites & Management Presentations

2009 Outlook –
Transportation Segment
Comparable volumes and a tariff increase of around
7.5% effective July 1, 2009, should contribute higher
operating income in 2009 over 2008
Despite a sluggish economy, expect transportation
pipeline volumes will be comparable in 2009 versus
2008
New pipeline business, an anticipated reduced refinery
maintenance schedule and a new pipeline project
expected to start-up in June should help NuStar achieve
these volumes in 2009
Although not included in the current forecast, expect a
gradual recovery in refined product demand by the
second half of 2009 due to a combination of lower fuels
prices and an improving economy
Heavy planned refinery maintenance, primarily at the
Valero Energy refineries we serve, expected to
negatively impact first quarter 2009 pipeline volumes
Expect a much lighter maintenance schedule for the
remainder of the year

2009 Outlook –
Storage Segment
Storage segment should also see better results in 2009
as we benefit from a full year’s contribution from the
projects completed under our $400 million construction
program, or an incremental $23 million of operating
income
Lower throughputs in our storage segment, primarily
due to heavy planned refinery maintenance at Valero
Energy refineries we serve, should not have a material
impact to our results
90% of our revenues in the storage segment come from
leased assets, so, 10% lower throughputs only represent
1% of the storage segments revenue
Expect to benefit from contango markets to the extent
that certain of our storage contract revenues are up for
renewal:
29% - 1 Year or Less
28% - 1 to 3 Years
23% - 3 to 5 Years
19% - Greater than 5 Years

2009 Outlook –
Asphalt Operations
Continue to expect the 2009 EBITDA contribution from
asphalt operations to be in the same range previously
communicated in the fourth quarter 2008 earnings
conference call
Expect a higher margin per barrel, but slightly lower sales
volumes (excluding the proposed economic stimulus package)
for the full year of 2009
OPEC has cut crude oil supplies globally to meet lower
demand
NuStar has received notification from PDVSA that it will cut two
300,000 barrel Boscan cargoes in February and two in March
Although we have not received notification of any cuts beyond
March 2009, our forecast reflects further reductions
Cuts are not expected to have a material impact to our financial results in 2009, as NuStar is able to run alternative asphaltic crudes with similar netbacks
Continue to expect first quarter 2009 earnings to be in the range of 25 to 50 cents per unit

2005 2006 2007 2008 2009
Highway construction expenditures are dependent upon spending by federal, state and local governments and from the private sector
Current federal highway funding bill passed in August 2005 (i.e.
SAFETEA-LU) fully funded through 2009
Bipartisan victory on recent $8 billion payback to the Highway Trust
Fund, which fully funds the account through 2009
Federal funds typically require states to match some portion of the federal contribution as an incentive to spend more on road
construction
States are expecting comparable funding in 2009 as they received in
2008
States will lose matched federal funding if they don’t spend money on highways
Status of U.S. Highway Funding
Stimulus Package Expected to Benefit Asphalt Demand
12
*Source: NAPA - National Asphalt Pavement Association
Annual Federal Highway Funding Under
SAFETEA-LU ($ in billions)*
$37.1
$38.1
$40.4
$41.8 $42.0
~$200 billion in
total Highway
Funding
SAFETEA-LU expires at the end of FY 2009
Congress to begin debate on how to fund the reauthorization in early 2009
Chairman of the House Transportation and Infrastructure Committee seeking $300-500 Billion
Funding options
Federal gas tax increase, indexing user fees for inflation adjustment, bonds, tolls
Proposed economic stimulus package expected to augment highway funding
Package could include an additional $45 billion, or more, in transportation infrastructure investments; $30 billion of which would be dedicated to highway and bridge projects
Funds must be obligated between 90 – 180 days
100% federal financing– no matching criteria
If states don’t use funding, they lose it
Could increase asphalt demand by as much as 10%, or more

U.S. asphalt demand in 2008 has remained below last
year’s levels; however, reduction in supply has offset
negative impact of reduction in demand resulting in
higher asphalt prices and margins
Although 2008 YTD U.S. demand was lower by around 16%
compared to 2007 YTD, U.S. asphalt production was lower
by around 10% and imports were down by nearly 44%
resulting in inventories being down over 9%
Continue to expect the same factors that caused the
asphalt markets to be tight in 2008 to be present in 2009
Competitor in PADD I has discontinued producing asphalt
Venezuela has not exported any asphalt to the U.S. since
January 2008
Lower utilization rates due to weak fuels margins have
resulted in refinery run cuts in the U.S. Mid-West/Mid-
Continent regions
Expect asphalt demand to be slightly lower in 2009
versus 2008, excluding the impact of the stimulus
package
Second stimulus package that funds additional highway
projects could benefit asphalt demand in 2009 and beyond
Lower crude oil and lower asphalt prices could also be
positive for asphalt demand
Coker projects should continue to impact asphalt
markets in 2010 and 2011 as they come online
U.S. Asphalt Inventories (000 barrels)
Source of data for graphs:  U.S. Energy Information Administration and New Jersey Department of Transportation
Asphalt Fundamentals
NJ Asphalt Cement Price Index
($ per short ton)
13
10,000
20,000
30,000
40,000
50,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 5-Year Avg.
$100
$200
$300
$400
$500
$600
$700
$800
$900
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.

Current U.S. Coker Capacity Projects: (Includes firm and probable expansions)
Impact of Coker Projects Still Intact
Despite Some Projects Delayed/Cancelled
Source:  PIRA Refinery Database; Company Information
14
Most of the coker projects on our list are either already complete or have a high likelihood of completion (i.e. firm projects)
The few projects that have been either cancelled or delayed were small in scope and/or were at the back end of our list
Additional coker capacity additions of around 604,000 barrels per day only slightly lower than the 650,000 barrels per day previously expected
Asphalt markets have already begun to tighten and asphalt margins should continue to increase as more coker projects are completed
No. Refinery PADD
Announced Coker
Capacity (Mbpd)
Announced
Crude Capacity
(Mbpd)
Start Up
Date Status
1 Coffeyville Resources - Coffeyville, Kansas II 2.0                           8.0                         1Q 2007 Complete
2 BP - Toledo, Ohio II 2.0                           10.0                       1Q 2007 Complete
3 Valero - Port Arthur, Texas III 25.0                         75.0                       1Q 2007 Complete
4 Frontier - Cheyenne, Wyoming IV 4.3                           -                       3Q 2007 Complete
5 Chevron - El Segundo, California V 15.0                         -                       4Q 2007 Complete
6 Sinclair – Sinclair, Wyoming IV 20.0 11.0 4Q 2007 Complete
7 ConocoPhillips - Borger, Texas III 25.0                         -                       4Q 2007 Complete
8 Cenex - Laurel, Montana IV 15.0                         -                       1Q 2008 Complete
9 Frontier - El Dorado, Kansas II 3.0                           11.0                       2Q 2008 Complete
10 Tesoro - Martinez, California V 4.4                           -                       2Q 2008 Complete
11 ConocoPhillips - Los Angeles, California V 5.0                           -                       4Q 2008 Complete
12 Sinclair - Tulsa, Oklahoma II 28.5                         -                       2Q 2009 Firm
13 Marathon - Garyville, Louisiana III 44.0                         180.0                     4Q 2009 Firm
14 Valero - St. Charles, Lousiana III 10.0                         45.0                       1Q 2010 Firm
15 Hunt - Tuscaloosa, Alabama III 18.5                         15.0                       3Q 2010 Firm
16 ConocoPhillips - Wood River, Illinois II 65.0                         55.0                       1Q 2011 Firm
17 Atofina Petrochemicals Inc.- Port Arthur, Texas III 50.0                         -                       1Q 2011 Firm
18 BP/Husky - Toledo, Ohio II 25.0                         -                       1Q 2011 Firm
19 Motiva - Port Arthur, Texas III 40.0                         325.0                     1Q 2011 Firm
20 Pasadena Refining System - Pasadena, Texas III 29.0                         100.0                     2Q 2011 Probable
21 BP - Whiting, Indiana II 95.0                         30.0                       1Q 2012 Firm
22 ConocoPhillips - Borger, Texas III 20.0                         34.0                       2Q 2012 Probable
23 Marathon - Detroit, Michigan II 28.0                         13.0                       2Q 2012 Probable
24 ConocoPhillips - Wood River, Illinois II 30.0                         25.0                       2Q 2016 Probable
Total US Expansion 603.7                       937.0

2007 2008 2009
Reliability Strategic/Other

Capital Spending
Continue to conservatively target around $80 million of strategic growth capital spending for 2009 in light of challenging economic and capital market conditions
Major 2009 strategic projects include:
Approximately $15 million on pipeline projects on NuStar’s East pipeline, ammonia pipeline and at our St. James facility to increase the capacity and flexibility of our two pipeline and to accommodate new and existing customers
Approximately $7 million to finish up tank expansion projects at NuStar’s Texas City and Amsterdam facilities as part of our $400 million construction program
Approximately $30 million at our Texas City facility to improve and upgrade it to make a world class terminal
Approximately $14.5 million at our Paulsboro and Savannah asphalt facilities to improve crude flexibility and rates, improve the energy efficiency of the refineries and increase the production of polymer modified asphalt
Cash flows from operations and over $600 million of availability under $1.2 billion revolving credit facility expected to finance capital requirements and distribution payments in 2009
(Dollars in Millions)
$251
$211
$40
$202
$55
$147
$145 - $150
~$80
~$65 - $70

One of the largest independent petroleum pipeline and terminal liquids operators in the world
Provides world class pipeline and terminalling services to some of the world’s largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
Pipeline and storage businesses somewhat recession proof
One of the largest asphalt refiners and marketers in the U.S.
Expect to benefit from better-than-historic asphalt margins as supply continues to tighten
Proposed economic stimulus package could provide significant increase in U.S. asphalt demand
Large and diversified asset footprint in the U.S. and internationally allows for ample acquisition and internal growth opportunities
Despite lower expected strategic capital for 2009, continue to have plenty of opportunities to grow the business over the next few years
One of a few partnerships to have a large international presence
One of only a few partnerships with incentive distribution rights capped at 25%
Lower cost of capital provides NuStar Energy L.P. a competitive advantage
Investment grade rating and demonstrated access to capital in difficult markets
Experienced management team with substantial ownership and insider buying
Higher earnings expected in 2009 despite weak global economic outlook
Investment Highlights

Questions & Answers

Appendix 18

Reconciliation of Net Income to EBITDA to
Distributable Cash Flow

(a) Distributable cash flow excludes the impact of mark-to-market gains and losses which arise from valuing certain derivative contracts.
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.
(Dollars in Thousands)
Year Ended
December 31,
2008 2007
Net income 254,018 $      150,298 $
Plus interest expense, net 90,818 76,516
Plus income tax expense 11,006 11,448
Plus depreciation and amortization expense 135,709 114,293
EBITDA 491,551 352,555
Less equity earnings from joint ventures (8,030) (6,833)
Less interest expense, net (90,818) (76,516)
Less reliability capital expenditures (55,669) (40,337)
Less income tax expense (11,006) (11,448)
Plus distributions from joint ventures 2,835 544
Mark-to-market impact on hedge transactions (a) (9,784)
3,131
Distributable cash flow 319,079 $      221,096 $